UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    June 10, 2004

ASHWORTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18553	84-1052000
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

2765 Loker Avenue West
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       (760) 438-6610

N/A
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12.       Results of Operations and Financial Condition.*

     On June 10, 2004, Ashworth, Inc. issued a press release announcing its financial results for the second quarter fiscal 2004 as well as earnings guidance for third quarter and fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.

Date: June 10, 2004	By:	/s/Terence W. Tsang

Terence W. Tsang Executive VP, COO & CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Ashworth, Inc. press release dated June 10, 2004 reporting the results of operations for the second quarter fiscal 2004 as well as earnings guidance for third quarter and fiscal year 2004.